SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    December 4, 2001
                                                --------------------------------


                               Chase Funding, Inc.
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             (Exact name of registrant as specified in its charter)



New York                         333-68848                            13-3840732
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(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
of incorporation)                                            Identification No.)

343 Thornall Street, Edison, New Jersey                                    08837
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (732) 205-0600
                                                  ------------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report.)


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ITEM 5. Other Events

            Attached as exhibits are certain Structural Term Sheets, Collateral Term Sheets and Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as modified by a no-action letter issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter issued by the staff of the Commission on March 9, 1995 to the PSA) furnished to the Registrant by J.P. Morgan Securities Inc., Countrywide Securities Corporation and Credit Suisse First Boston Corporation (the "Underwriters") in respect of the Registrant's proposed offering of Chase Funding Loan Acquisition Trust, Mortgage Loan Asset-Backed Certificates, Series 2001-C3 (the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-68848) (the "Registration Statement"). The Registrant hereby incorporates the Structural Term Sheets, Collateral Term Sheets and Computational Materials by reference in the Registration Statement.

            The Structural Term Sheets, Collateral Term Sheets and Computational Materials were prepared solely by J.P. Morgan Securities Inc., and the Registrant did not prepare or participate in the preparation of the Structural Term Sheets, Collateral Term Sheets or Computation Materials.

            Any statement or information contained in the Structural Term Sheets, Collateral Term Sheets or Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.


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ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                         Description
            -----------------                   -----------

            (99)                                Structural Term Sheets,
                                                Collateral Term Sheets and
                                                Computational Materials prepared
                                                by J.P. Morgan Securities Inc.
                                                in connection with Chase Funding
                                                Loan Acquisition Trust, Mortgage
                                                Loan Asset-Backed Certificates,
                                                Series 2001-C3.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CHASE FUNDING, INC.



December 4, 2001
                                           By:   /s/ Eileen Lindblom
                                              ----------------------------------
                                                 Eileen Lindblom
                                                 Vice President

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------
(99)                    Structural Term Sheets, Collateral              (E)
                        Term Sheets and Computational Materials
                        prepared by J.P. Morgan Securities Inc.
                        in connection with Chase Funding Loan
                        Acquisition Trust, Mortgage Loan
                        Asset-Backed Certificates, Series 2001-C3.